                                                                   Exhibit 10.11

                           STOCK PURCHASE AGREEMENT


        THIS AGREEMENT is made as of the date set forth on the signature page hereto, between Thermedics Detection Inc., a Massachusetts corporation (the "Company"), and the person or entity whose name appears on the signature page hereto (the "Purchaser").

        IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

        SECTION 1. Purchase and Sale of the Shares. At the Closing (as defined
                   -------------------------------
in Section 2), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of shares set forth on the signature page hereto (the "Shares") of the Company's Common Stock, $.10 par value per share ("Common Stock"), at a purchase price of $10.00 per Share.

        SECTION 2. Closing. The completion of the purchase and sale of the
                   -------
Shares (the "Closing") shall occur on and as of March 26, 1996, or on and as of such other date as may be agreed between the Company and the Purchaser (the "Closing Date"). At the Closing, the Company shall deliver to the Purchaser one or more stock certificates registered in the name of the Purchaser, or in such name(s) as designated by the Purchaser, representing the Shares. The Company's obligation to deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, either or both of which may be waived by the Company: (a) receipt by the Company at or prior to the Closing of a certified or official bank check or checks or wire transfer of funds in the full amount of the purchase price for the Shares being purchased hereunder; and
(b) the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of the Shares shall be subject to the accuracy of the representations and warranties made by the Company herein and the fulfillment of those undertakings of the Company to be fulfilled prior to Closing.

        SECTION 3. Representations, Warranties and Covenants of the Company. The
                   --------------------------------------------------------
Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

        3.1.  Organization and Qualification: Complaince with Law. The Company
              ---------------------------------------------------
is a corporation duly incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has all requisite corporate power and authority to conduct its business as currently conducted. The Company is qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect on the business, financial condition, properties or operations of the Company. The Company is in compliance with all laws, ordinances, regulations and decrees applicable to its properties (whether owned or leased) and its business, and all licenses, franchises, governmental approvals, permits and other authorizations currently applicable to it or its business or properties are in full force and effect and the Company is in full compliance therewith, except where noncompliance with such laws, ordinances, regulations, decrees, licenses, franchises, governmental approvals, permits and authorizations would not, separately or in the aggregate, have a material adverse effect on the value or use of such properties or the results of operations of such business.

        3.2.  Due Execution, Delivery and Performance of this Agreement.  The
              ---------------------------------------------------------
execution, delivery and performance of this Agreement (a) have been, or prior to the Closing will be, duly authorized under applicable law by all requisite corporate action by the Company, (b) will not violate any law or the certificate of incorporation or by-laws of the Company or any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company is a party or by which the Company or any of its properties or assets is bound, or result in a breach of or constitute (upon notice or lapse of time or both) a default under any such indenture, mortgage, agreement, contract or other material instrument, and (c) will not result in the creation or imposition of any lien, security interest, mortgage, pledge, charge or other encumbrance, of any material nature whatsoever, upon any properties or assets of the Company. This Agreement constitutes a valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 6.3 hereof may be legally unenforceable. Except for permits and similar authorizations required under the securities or "blue sky" laws of certain jurisdictions and for such permits and authorizations as have been obtained, no consent, approval, authorization or other order of any regulatory body, administrative agency, or other governmental body in the United States is required for the valid issuance and sale of the Shares to be sold pursuant to this Agreement.

        3.3.  Authorized Capital Stock.  Prior to the Closing, the authorized
              ------------------------
capital of stock of the Company shall be increased to not fewer than 20,000,000 shares of Common Stock. The Shares will conform to the description thereof in the Company's Private Placement Memorandum dated March 21, 1996 (the "Placement Memorandum"). The outstanding shares of capital stock of the Company have been duly and validly issued to Thermedics Inc., and such shares are fully paid and nonassessable and conform to the description thereof in the Placement Memorandum. Except as set forth in or contemplated in the Placement Memorandum, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options.

        3.4.   Issuance, Sale and Delivery of the Shares. The issuance, sale and
               -----------------------------------------
delivery of the Shares have been, or prior to the Closing will be, duly authorized under applicable law by all requisite corporate action. The Shares, as and when delivered to the Purchaser pursuant to this Agreement, and upon payment by the Purchaser of the purchase price therefor, will be validly issued and outstanding, fully paid and nonassessable.

        3.5.  Legal Proceedings.  There is no material legal or governmental
              -----------------
proceeding pending or, to the knowledge of the Company, threatened or contemplated to which the Company is or may be a party or of which the business or property of the Company is or may be subject which is not disclosed in the Placement Memorandum.

        3.6.  No Violation of Agreements. The Company is not in violation of its
              --------------------------
charter, bylaws or other organizational documents, in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would have a material adverse effect on the business or financial condition of the Company and its subsidiaries taken together as a whole, and is not in default in any material respect in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness in any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, and there exists no condition which, with the passage of time or otherwise, would constitute a material default under any such document or instrument or result in the imposition of any penalty or the acceleration of any material indebtedness.

        3.7.  Governmental Permits, Etc. The Company has all necessary
              -------------------------
franchises, licenses, certificates and authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company, the absence of which would have a material adverse effect on the Company.

        3.8.  Financial Statements.  The financial statements of the Company
              --------------------
included in the Placement Memorandum present fairly, in all material respects, the consolidated financial position of the Company as of the dates and for the period indicated.

        3.9.  No Material Adverse Change. Subsequent to the respective dates as
              --------------------------
of which information is given in the Placement Memorandum and except as contemplated in the Placement Memorandum, the Company has not incurred any material liabilities or obligations, direct or contingent, other than in the ordinary course of business, and there has not been any material adverse change in the Company's financial condition, results of operations, business, prospects, key personnel or capitalization on a consolidated basis.

        3.10.  Placement Memorandum.  The information contained in the Placement
               --------------------
Memorandum is true and correct in all material respects as of the date thereof; and the Placement Memorandum does not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

        SECTION 4.  Representations, Warranties and Covenants of the Purchaser.
                    ----------------------------------------------------------
The Purchaser represents and warrants to, and covenants with, the Company that:


        4.1  Due Execution, Delivery and Performance of the Agreement.  The
             --------------------------------------------------------
Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 6.3 hereof may be legally unenforceable.

        4.2   Investment Representations.
              --------------------------

                (a) The Purchaser, taking into account the personnel and resources he can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information he deems relevant in making an informed decision to purchase the Shares.

                (b) The Purchaser is acquiring the Shares for investment and with no present intention of distributing any of the Shares (this representation and warranty not limiting the Purchaser's right to sell pursuant to the Registration Statement or to be indemnified pursuant to Section 6.3). The Purchaser acknowledges that the Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, pursuant to registration, or pursuant to an exemption therefrom.

                (c) The Purchaser will not, directly or indirectly, voluntarily offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder.

                (d) The Purchaser has, in connection with his decision to purchase the Shares, relied solely upon the Placement Memorandum and the representations and warranties of the Company contained herein.

                (e) The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act.

                (f) The Purchaser will not make any reoffer or resale of the Shares unless the reoffer and resale qualify as exempt transactions under the Securities Act and any applicable state securities laws and a legal opinion satisfactory to the Company is given to that effect.

        SECTION 5.  Survival of Representations, Warranties and Agreements.
                    ------------------------------------------------------
Except as provided in Section 6.4 and, notwithstanding any investigation made by any party to this Agreement, all representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement and the delivery to the Purchaser of the Shares for a period of two years from the Closing Date, after which time they shall be deemed to be extinguished and of no further force and effect.

        SECTION 6.  Registration of the Shares; Compliance with the Securities
                    ----------------------------------------------------------
Act.
---

        6.1.    Registration Requirements.
                -------------------------

                (a) Within 120 days after the closing of an initial underwritten public offering of Common Stock (the "IPO"), the Company will (subject to the approval of the underwriters of such offering) file a registration statement (the "Registration Statement") under the Securities Act with respect to the resale of all Shares held by the Purchasers, and the Company will use its best efforts to cause the Registration Statement to become effective as soon as practicable. The Purchaser undertakes in connection therewith to execute and deliver in a timely manner all such information and materials and take all such action as may be required in order to permit the Company to comply with all applicable legal requirements and to obtain the acceleration of the effective date of the Registration Statement.

                (b) The Company will use its best efforts to prepare and file with the Securities and Exchange Commission (the "Commission") such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until all the Shares registered thereunder have been sold pursuant thereto or until, by reason of Rule 144(k) of the Commission under the Securities Act or any other rule of similar effect, the Shares are no longer required to be registered for the sale thereof by the Purchasers. The Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Securities Exchange Act of 1934, as amended. The Purchaser hereby covenants that it will not sell any Shares pursuant to said prospectus during the period commencing at the time at which the Company gives the Purchaser notice of the suspension of the use of said prospectus and ending at the time the Company gives the Purchaser notice that the Purchaser may thereafter effect sales pursuant to said prospectus, and the Company's indemnification obligations in Section 6.3 will not apply to sales made in violation of this provision.

        6.2.    Registration Procedures.

                (a) The Company will furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser. The Purchaser hereby represents, warrants and covenants that it will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses.

                (b) The Company will file documents required of the Company for normal blue sky clearance in a reasonable number of states specified in writing by the Purchaser, provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

                (c) The Company will bear all expenses in connection with the procedures in paragraphs (a) through (c) of this Section 6.2 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchaser.

                (d) The Company understand that the Purchaser disclaims being an underwriter with respect to the Shares, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations they have hereunder.

                (e) The Purchaser agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 6.1.

        6.3.  Indemnification.
              ---------------

              (a)       For the purpose of this Section 6.3:

                        (i) the term "Selling Shareholder" shall mean the Purchaser and any person controlling the Purchaser within the meaning of Section 15 of the Securities Act;

                        (ii) the term "Registration Statement" shall mean any preliminary prospectus, final prospectus, exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1; and

                        (iii) the term "untrue statement" shall mean any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (b) The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement contained in the Registration Statement on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement, or the failure of such Selling Shareholder to comply with the covenants and agreements contained herein respecting sale of the Shares.

                (c) The Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure of the Purchaser to comply with the covenants and agreements contained herein, or any untrue statement contained in the Registration Statement on the effective date thereof if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Purchaser specifically for use in preparation of the Registration Statement, and the Purchaser will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expense reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                (d) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and such indemnifying person shall have been notified thereof, such indemnifying person shall be entitled to participate therein, and, to the extent it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified parties.

        6.4.  Termination of Conditions and Obligations. The conditions
              -----------------------------------------
precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

        6.5.  Information Available. Until the closing of an IPO, and as long as
              ---------------------
the Shares are held by the Purchaser, the Company will furnish to the Purchaser
(i) as soon as practicable after available, one copy of a quarterly report to shareholders consisting of an unaudited profit and loss statement and a balance sheet of the Company and (ii) as soon as practicable after available, one copy of its annual report to shareholders consisting of an unaudited profit and loss statement and an unaudited balance sheet of the Company.

        SECTION 7.  Notices.  All notices, requests, consents and other
                    -------
communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, postage prepaid, and shall be deemed given when so mailed:

                (a)     if to the Company, to

                        Thermedics Detection Inc.
                        c/o Thermo Electron Corporation
                        81 Wyman Street
                        P. O. Box 9046
                        Waltham, Massachusetts 02254-9046
                        Attention:  Sandra L. Lambert, Secretary

                        with a copy to:

                        Seth H. Hoogasian, Esq.
                        General Counsel
                        Thermo Electron Corporation
                        81 Wyman Street
                        P. O. Box 9046
                        Waltham, Massachusetts 02254-9046

or to such other persons at such other places as the Company shall designate to the Purchaser in writing; and

                (b) if to the Purchaser, at his address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

        SECTION 8.  Changes. This Agreement may not be modified or amended
                    -------
except pursuant to an instrument in writing signed by the Company and the Purchaser.

        SECTION 9.  Headings.  The headings of the various sections of this
                    --------
Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

        SECTION 10. Severability.  In case any provision contained in this
                    ------------
Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

        SECTION 11.  Governing Law.  This Agreement shall be governed by and
                     -------------
construed in accordance with the laws of the Commonwealth of Massachusetts and Federal law.

        SECTION 12.  Counterparts. This Agreement may be executed in two or more
                     ------------
counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.



                   [REMAINDER OF PAGE INTENTIONALLY BLANK.]

                  SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT


        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year set forth below.

                                  THERMEDICS DETECTION INC.

Date: March 25, 1996              By: /s/ Jonathan W. Painter
                                     ----------------------------------
                                      Jonathan W. Painter, Treasurer

                                  PURCHASER:

No. of Shares: 10,000             David H. Fine
                                  ---------------------------------------
                                  Name of Purchaser-- Please Print or Type


                                  By:/s/ David H. Fine
                                     --------------------------------------
                                     Signature

                                  Title:
                                        -----------------------------------

                                  Address:
                                          ---------------------------------

                                          ---------------------------------
                                  Telephone:
                                            -------------------------------
                                  Telex:
                                        -----------------------------------

                        Please complete the following:

1. The exact name in which your Shares are to be registered (this is the name that will appear on your certificate(s)). You may use a nominee name if appropriate:


                                 David H. Fine
                        --------------------------------

2. The relationship between the Purchaser and the registered holder listed in response to item 1 above:


                        --------------------------------


3. The Social Security Number or Tax Identification Number of the registered holder listed in response to item 1 above:


                        --------------------------------